UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1515 Arapahoe Street, Tower 1, Suite 1600, Denver CO 80202

(Address of principal executive officers)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

On December 4, 2015, MarkWest Energy Partners, L.P., a Delaware limited partnership (the “Partnership”) became a wholly owned subsidiary of MPLX LP, a Delaware limited partnership (“MPLX”) as a result of the merger of Sapphire Holdco LLC, a Delaware limited liability company and wholly owned subsidiary of MPLX (“Merger Sub”), with and into the Partnership, with the Partnership continuing as the surviving entity (the “Merger”).  The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of July 11, 2015, as amended as of November 10, 2015, as further amended as of November 16, 2015 (the “Merger Agreement”), by and among the Partnership, MPLX, MPLX GP LLC, a Delaware limited liability company and the general partner of MPLX (“MPLX GP”), Merger Sub and, for certain limited purposes set forth in the Amendment, Marathon Petroleum Corporation, a Delaware corporation and the parent of MPLX GP (“MPC”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (a) each common unit of the Partnership (collectively, the “Common Units”) issued and outstanding immediately prior to the Effective Time, including Canceled Awards (as defined below) was converted into the right to receive 1.09 common units of MPLX (collectively, the “MPLX Common Units”) (such consideration, the Common Equity Consideration) and $6.20 in cash (the “Cash Consideration” and, together with the Common Equity Consideration, the “Common Merger Consideration”), (b) each outstanding class B unit of the Partnership (collectively, the “Class B Units”) was converted into the right to receive 1 MPLX class B unit and (c) each class A unit of the Partnership, all of which were owned by wholly owned subsidiaries of the Partnership, was converted into approximately 1.26 MPLX class A units.  In addition, each phantom unit of Common Units under the Partnership’s equity plans (collectively, the “Phantom Units”) that was outstanding immediately prior to the Effective Time vested immediately prior to the Effective Time and was converted into an equivalent number of Common Units, which were then canceled and converted into the right to receive the Common Merger Consideration (each phantom unit, as so converted, a “Canceled Award”).

All cash used to pay the aggregate Cash Consideration was contributed by MPC to MPLX, without receiving any new equity in exchange, using cash on hand.

The foregoing description of the Merger Agreement and the Merger is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 13, 2015, the Amendment to the Merger Agreement, dated as of November 10, 2015, which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on November 10, 2015 and Amendment Number 2 to the Merger Agreement, dated as of November 16, 2015, which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on November 17, 2015.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on December 4, 2015, the Partnership repaid all outstanding obligations in respect of principal, interest and fees and terminated all applicable commitments under the Amended and Restated Credit Agreement, dated as of July 1, 2010 (as amended) by and among the Partnership, Wells Fargo Bank, National Association, as administrative agent and the lenders party thereto.

On December 4, also in connection with the consummation of the Merger, the Registration Rights Agreement, dated as of December 29, 2011, between the Partnership and M&R MWE Liberty, LLC, was terminated.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the section above titled “Introduction” is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Partnership notified the New York Stock Exchange (the “NYSE”) on December 4, 2015 that trading in the Common Units should be suspended and the listing of such Common Units on the NYSE should be removed.  The trading of the Common Units on the NYSE was suspended effective as of 9:30 A.M. (New York time) on December 4, 2015.  The Partnership also requested that the NYSE file with the SEC an application on Form 25 to delist and deregister the Common Units under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”).  Furthermore, the Partnership intends to file with the SEC a Form 15 requesting that the reporting obligations of the Partnership under Section 13(a) and 15(d) of the Exchange Act be suspended as soon as practicable.

Item 3.03. Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, (i) each outstanding Common Unit was converted into the right to receive the Common Merger Consideration, (ii) each outstanding Class B Unit was converted into the right to receive one MPLX Class B Unit, (iii) each outstanding Class A Unit was converted into the right to receive approximately 1.26 MPLX Class A Units and (iv) each outstanding Phantom Unit was automatically vested and converted into an equivalent number of Common Units, and such resulting Common Units were converted into the right to receive the Common Merger Consideration.

As of the Effective Time, holders of the Partnership’s units immediately prior to the Effective Time ceased to have any rights as unitholders of the Partnership (other than the right to receive the Common Merger Consideration or as otherwise provided by the Merger Agreement or by law).

The information set forth in Items 2.01, 3.01 and 5.01 is incorporated by reference in this Item 3.03.

Item 5.01. Changes in Control of Registrant.

A change of control of the Partnership occurred on December 4, 2015 upon the filing of the certificate of merger with the Secretary of State of the State of Delaware, at which time Merger Sub merged with and into the Partnership, with the Partnership continuing to exist as a Delaware limited partnership.

As a result of the Merger, the Partnership became a wholly owned subsidiary of MPLX.  All limited partners of the Partnership at the Effective Time ceased to be limited partners pursuant to the Merger Agreement.  All of the limited liability company interests in Merger Sub immediately prior to the Effective Time were converted into the sole limited partner interest in the Partnership, with MPLX thus becoming the sole limited partner of the Partnership.  The general partner interest in the Partnership outstanding immediately prior to the Effective Time was canceled as of the Effective Time, and the Partnership simultaneously issued one Class A Unit representing a general partner interest in the Partnership to MWE GP LLC, a wholly-owned subsidiary of MPLX.  At the Effective Time, MWE GP LLC was admitted as the general partner of the Partnership.

The information set forth in Items 2.01 and 3.03 above is incorporated by reference in this Item 5.01.

Item 8.01. Other Events.

On December 4, 2015, the Partnership issued a joint press release with MPLX announcing the completion of the Merger.  A copy of the press release issued is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Press Release dated December 4, 2015, issued by MarkWest Energy Partners, L.P. and MPLX LP

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Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements that involve a number of risks and uncertainties. These statements may include statements regarding the proposed acquisition of the Partnership by MPLX, the expected benefits and synergies of the transaction, future opportunities for the combined company and any other statements regarding the Partnership’s and MPLX’s future operations, anticipated business levels, future earnings and distributions, planned activities, anticipated growth, market opportunities, strategies and competition. All such forward-looking statements involve estimates and assumptions that are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in such statements. Factors that could cause or contribute to such differences include: factors relating to the possibility that the combined company may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all; the integration of the Partnership being more difficult, time-consuming or costly than expected; the effect of any changes resulting from the proposed transaction in customer, supplier and other business relationships; general market perception of the proposed transaction; exposure to lawsuits and contingencies associated with MPLX; the ability to attract and retain key personnel; prevailing market conditions; changes in the economic and financial conditions of the Partnership and MPLX; uncertainties and matters beyond the control of management; and the other risks discussed in the periodic reports filed with the SEC, including the Partnership’s and MPLX’s Annual Reports on Form 10-K for the year ended December 31, 2014 and the Partnership’s and MPLX’s subsequent reports on Form 10-Q. The forward-looking statements should be considered in light of all these factors. In addition, other risks and uncertainties not presently known to the Partnership or MPLX or that the Partnership or MPLX considers immaterial could affect the accuracy of the forward-looking statements. The reader is cautioned not to rely unduly on these forward-looking statements. The Partnership and MPLX do not undertake any duty to update any forward-looking statement except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MarkWest Energy Partners, L.P.

	By:	MarkWest Energy GP, L.L.C., its general partner

Date: December 10, 2015	By:	/s/ Nancy K. Buese
		Name:	Nancy K. Buese
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 4, 2015, issued by MarkWest Energy Partners, L.P. and MPLX LP